SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2003

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

(Exact name of registrant as specified in its charter)

Texas	1-3187	22-3865106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code: (713) 207-1111

Item 5.    Other Events.

On September 9, 2003, CenterPoint Energy Houston Electric, LLC closed a private placement of $300 million aggregate principal amount of its general mortgage bonds with institutions pursuant to Rule 144A under the Securities Act of 1933, as amended.

For a description of the general mortgage bonds, please refer to the General Mortgage Indenture dated as of October 10, 2002, between CenterPoint Energy Houston Electric, LLC and JPMorgan Chase Bank, as trustee (the “General Mortgage Indenture”), the Twelfth Supplemental Indenture dated as of September 9, 2003 to the General Mortgage Indenture, between CenterPoint Energy Houston Electric, LLC and JPMorgan Chase Bank, as trustee, and the Officer’s Certificate dated September 9, 2003. These items are attached to this report as Exhibits 4.1, 4.2 and 4.3, respectively.

The general mortgage bonds have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith:

4.1	General Mortgage Indenture dated as of October 10, 2002, between CenterPoint Energy Houston Electric, LLC and JPMorgan Chase Bank, as trustee (“General Mortgage Indenture”) (incorporated by reference to Exhibit 4(j)(1) to the Quarterly Report on Form 10-Q of CenterPoint Energy Houston Electric, LLC for the quarterly period ended September 30, 2002)

4.2	Twelfth Supplemental Indenture dated as of September 9, 2003 to General Mortgage Indenture, between CenterPoint Energy Houston Electric, LLC and JPMorgan Chase Bank, as trustee

4.3	Officer’s Certificate dated September 9, 2003 setting forth the form, terms and provisions of the Thirteenth Series of general mortgage bonds

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: September 10, 2003	By:	/S/ JAMES S. BRIAN
James S. Brian Senior Vice President and Chief Accounting Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: September 10, 2003	By:	/S/ JAMES S. BRIAN
James S. Brian Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

4.1	General Mortgage Indenture dated as of October 10, 2002, between CenterPoint Energy Houston Electric, LLC and JPMorgan Chase Bank, as trustee (“General Mortgage Indenture”) (incorporated by reference to Exhibit 4(j)(1) to the Quarterly Report on Form 10-Q of CenterPoint Energy Houston Electric, LLC for the quarterly period ended September 30, 2002)

4.2	Twelfth Supplemental Indenture dated as of September 9, 2003 to General Mortgage Indenture, between CenterPoint Energy Houston Electric, LLC and JPMorgan Chase Bank, as trustee

4.3	Officer’s Certificate dated September 9, 2003 setting forth the form, terms and provisions of the Thirteenth Series of general mortgage bonds